UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 11, 2008

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Dislcosure.

On June 11, 2008, China Architectural Engineering, Inc. (the “Company”) participated in the Piper Jaffray Industrial Growth Conference in New York, New York. At the conference, the Company discussed the presentation attached hereto as Exhibit 99.1.

Safe Harbor for Forward Looking Statements

In addition to historical information, the statements set forth throughout this presentation include forward-looking statements that may involve risk and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, uncertainty of contract negotiations and payments under existing contracts, the Company s dependence on government contracts, changes in the laws of the PRC that affect the Company s operations, fluctuation and unpredictability of costs related to the Company s products and services, the Company s dependence on the steel and aluminum markets, reduction or reversal of the Company s recorded revenue or profits due to percentage of completion method of accounting and expenses and costs associated with the issuance of convertible bonds. The forward-looking statements are also identified through use of the words believe, enable, may, will, could, intends, estimate, anticipate, plan, predict, probable, potential, possible, should, continue, and other words of similar meaning. Actual results could differ materially from the expectations contained in forward-looking statements as a result of several factors, including regulatory approval requirements and competitive conditions. These and other factors that may result in differences are discussed in greater detail in the Company s reports and other filings with the Securities and Exchange Commission.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	June 11, 2008 Presentation Materials for Piper Jaffray Industrial Growth Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2008	CHINA ARCHITECTURAL ENGINEERING, INC.

	By:	/s/ Luo Ken Yi
	Name:	Luo Ken Yi
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	June 11, 2008 Presentation Materials for Piper Jaffray Industrial Growth Conference